Exhibit 99.1

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: October 31, 2005

Distribution Date Summary
		Initial	Begin	End	# days
Distribution Date				11/21/2005
Collection Period			10/1/2005	10/31/2005	31
Monthly Interest Period—Actual			10/20/2005	11/21/2005	32
Monthly Interest—Scheduled					30
Pool Balance		733,163,743.80	270,107,788.93	256,685,161.49	—

Monthly Distribution Summary
	Initial Balance	Beginning Balance	Principal Distribution	Ending Balance	Note Factor
Class A-1 Notes	149,000,000.00	—	—	—	—
Class A-2 Notes	245,000,000.00	—	—	—	—
Class A-3 Notes	151,000,000.00	81,211,524.98	12,019,962.87	69,191,562.11	0.4582223
Class A-4 Notes	160,670,000.00	160,670,000.00	—	160,670,000.00	1.0000000
Class B Notes	18,329,000.00	11,730,079.71	1,402,664.57	10,327,415.14	0.5634467

Total Securities	723,999,000.00	253,611,604.69	13,422,627.44	240,188,977.25	0.3317532

	Coupon Rate	Monthly Accrued Interest	Prior Interest Carryover	Total Interest Paid	Interest Shortfall
Class A-1 Notes	1.1000%	—	—	—	—
Class A-2 Notes	1.2900%	—	—	—	—
Class A-3 Notes	1.8200%	123,170.81	—	123,170.81	—
Class A-4 Notes	2.4300%	325,356.75	—	325,356.75	—
Class B Notes	2.1000%	20,527.64	—	20,527.64	—

Total Securities		469,055.20	—	469,055.20	—

Available Collections
Principal Payments Received					13,185,361.94
Interest Payments Received					1,418,801.26
Receivables Repurchased during collection period—Principal					—
Receivables Repurchased during collection period—Interest					—
Recoveries on Defaulted Receivables					12,170.98

Total Available Collections					14,616,334.18

Reserve Account Transfer Amount					—

Total Available Funds					14,616,334.18

Summary of Distributions
Payment of Servicing Fee:					225,089.82
Payment of Class A Interest Amount:					448,527.56
First Priority Principal Distribution Amount:					—
Payment of Class B Monthly Interest:					20,527.64
Regular Principal Distribution Amount:					13,422,627.44
Payment to the Reserve Account to Maintain Specified Reserve Balance:					—

Remaining Available Funds (To the Holder(s) of the Certificates)					499,561.71

Release of excess reserve					114,390.71

Total Funds Remitted (To the Holder(s) of the Certificates)					613,952.42

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: October 31, 2005

Calculation of Servicing Fee
Beginning Pool Balance		270,107,788.93
Multiplied By: Monthly Servicing Fee (1.0%/12)		0.08333%
Monthly Servicing Fee		225,089.82
Plus: Unpaid Servicing Fees from Prior Periods		—

Servicing Fees Due and Paid		225,089.82

Calculation of Class A Interest Amount Due
Class A-1 Note Interest Accrued		—
Class A-2 Note Interest Accrued		—
Class A-3 Note Interest Accrued		123,170.81
Class A-4 Note Interest Accrued		325,356.75
Total Class A Note Interest Accrued During Period		448,527.56
Plus: Interest Shortfalls from Prior Periods		—

Total Class A Note Interest Due		448,527.56

Calculation of Class A Interest Amount Paid
Available Collections After Servicing Fee		14,391,244.36
Available Collection Shortfall		—
Reserve Account Draw		—

Class A Interest Amount Paid		448,527.56

Class A Interest Shortfall Carryforward		—

Calculation of First Priority Principal Distribution Amount Due:

Beginning Class A Note Balance		241,881,524.98
Less: Ending Pool Balance		256,685,161.49

First Priority Principal Distribution Amount		—

Calculation of First Priority Principal Distribution Amount Paid:
Available Collections After Servicing Fee and Class A Interest		13,942,716.79
Available Collections Shortfall		—
Reserve Account Draw		—

First Priority Principal Distribution Amount Paid		—

Calculation of Class B Interest Amount Due
Class B Note Interest Accrued		20,527.64
Plus: Interest Shortfalls from Prior Periods		—

Total Class B Note Interest Due		20,527.64

Calculation of Class B Interest Amount Paid
Available Collections After Servicing Fee, Class A Interest and First Priority Principal		13,942,716.79
Available Collection Shortfall		—
Reserve Account Draw		—

Class B Interest Amount Paid		20,527.64

Class B Interest Shortfall Carryforward		0.00

Calculation of Regular Principal Distribution Amount:
Aggregate Beginning Outstanding Note Balance		253,611,604.69
Less:
Ending Pool Balance	256,685,161.49
Less: Target Overcollateralization Amount	(16,496,184.24)	240,188,977.25

Less: First Priority Principal Distribution Amount		—

Regular Principal Distribution Amount before Reserve Account Draw Amount		13,422,627.44

Available Funds, before Reserve Account Draw		13,922,189.15
Available Funds Shortfall Amount		—
Reserve Account Draw Amount		—

Regular Principal Distribution Amount Paid		13,422,627.44

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: October 31, 2005

Class A Principal Distribution Amount Due:
The Greater of:
(A) The Beginning Class A-1 Note Balance	—
(B) The Beginning Class A Note Balance minus the lesser of:	241,881,524.98
(i) the product of (x) the Ending Pool Balance and (y) 88.75% plus a % equivalent of a fraction equal to the Reserve Account (prior to deposits) divided by the Ending Pool Balance	229,861,562.11

12,019,962.87
(ii) the excess of (x) the Ending Pool Balance over (y) the Target Overcollateralization Amount	240,188,977.25

1,692,547.73

Class A Principal Distribution Amount	12,019,962.87

Class B Principal Distribution Amount Due:
The excess of (A) the sum of (i) the Ending Class A Note Balance and (ii) the Beginning Class B Note Balance over (B) the excess of (x) the Ending Pool Balance and (y) the Target Overcollateralization Amount	1,402,664.57

Class B Principal Distribution Amount	1,402,664.57

Principal Distribution Amount Paid:
Available Collections for Principal Distribution	13,922,189.15
(i) To the Class A Notes, sequentially:
(a) Class A-1 Notes	—
(a) Class A-2 Notes	—
(a) Class A-3 Notes	12,019,962.87
(a) Class A-4 Notes	—
(ii) To the Class B Notes	1,402,664.57
(iii) To the Certificateholder	499,561.71

Target Overcollateralization Amount
Lesser of:
(A) 2.25% of the Initial Pool Balance	16,496,184.24
(B) The greater of:
(i) 0.75% of the Initial Pool Balance less the Pre-Addition Reserve Balance	3,330,856.08
(ii) 11.25% of the Ending Pool Balance less the Pre-Addition Reserve Balance	26,823,599.38

Target Overcollateralization Amount	16,496,184.24

Overcollateralization Amount
Beginning Overcollateralization Amount	16,496,184.24
Target Overcollateralization Amount	16,496,184.24
Overcollateralization Excess/(Deficiency)	(0.00)
Overcollateralization Release Amount	—
Overcollateralization Increase Amount	0.00

Overcollateralization Amount	16,496,184.24

Reserve Account
Beginning Reserve Account Balance	2,160,862.31
Plus: Interest Accrued	7,009.69
Less: Reserve Account Draw	—
Reserve Account Balance Prior to Deposits	2,167,872.00
Specified Reserve Account Balance is Greater of:
(a) 0.80% of Ending Pool Balance	2,053,481.29
(b) 0.25% of the Initial Pool Balance	1,832,909.36
Reserve Account (Deficiency)/Excess	114,390.71
Deposit of Excess Available Funds	—
Release of excess reserve	114,390.71

Ending Reserve Account Balance	2,053,481.29

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: October 31, 2005

POOL STATISTICS
Collateral Pool Balance Data:		Initial	Current
Net Pool Balance		733,163,743.80	256,685,161.49
Number of Current Contracts		41,825	25,204
Weighted Average Loan Rate		6.4000%	6.3423%
Weighted Average Remaining Term (months)		56.6	32.3

Net Loss Activity:
		Units	Principal Balance
Principal Losses for Current Collection Period		33	237,265.50
Less: Recoveries from Prior Months Charge offs			12,170.98
Net Principal Losses for Current Collection Period			225,094.52
Monthly Net Loss Rate (Annualized)			1.0000%

Beginning Net Principal Losses		831	5,988,068.23
Net Principal Losses for Current Collection Period		33	225,094.52
Cumulative Net Principal Losses		864	6,213,162.75
Cumulative Net Principal Loss Rate			0.8474%

Receivables for which related Financed Vehicle has been repossessed and not liquidated		17	212,709.11

Delinquencies Aging Profile—End of Period:
	Percentage $	Units	Outstanding Principal Balance
Current	89.67%	22,939	230,158,452.66
1—29 Days Delinquent	7.97%	1,775	20,447,551.99
30—59 Days Delinquent	1.35%	280	3,470,121.37
60—89 Days Delinquent	0.54%	116	1,398,580.42
90—119 Days Delinquent	0.22%	47	566,843.60
120-149 Days Delinquent	0.14%	26	351,053.23
150-179 Days Delinquent	0.06%	10	149,014.45
180+ Days Delinquent	0.06%	11	143,543.77

Total		25,204	256,685,161.49

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate on this 17th day of November, 2005.

JPMorgan Chase Bank, NA (formerly Bank One, NA)

as Servicer

By:	/s/ Phillip C. McNiel
Phillip C. McNiel Vice President